SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 23, 2003

ARADIGM CORPORATION

(Exact name of registrant as specified in its charter)

California	0-28402	94-3133088
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation or
organization)

3929 Point Eden Way

Hayward, CA 94545
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (510) 265-9000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
INDEX TO EXHIBITS
Exhibit 99.1
Exhibit 99.2

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

99.1 Press Release, dated July 23, 2003.

99.2 Transcript of earnings call held on July 23, 2003.

Item 12. Results of Operations and Financial Condition.

     On July 23, 2003, Aradigm Corporation (the “Company”) announced via press release the Company’s results for its first quarter ended June 30, 2003 and held a conference call to discuss these results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the earnings call transcript is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Dated: July 23, 2003

	By:	/s/ THOMAS C. CHESTERMAN

Thomas C. Chesterman

Title: Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated July 23, 2003
99.2	Transcript of earnings call held on July 23, 2003